UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2009 (November 18, 2009)

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)  (Zip Code)

617-332-3990
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 18, 2009, HRPT Properties Trust, or the Company, agreed to sell $125,000,000 aggregate principal amount of its 7.50% Senior Notes due 2019, or the Notes, in an underwritten public offering. The Notes are expected to be issued on November 25, 2009, and will be issued under a supplemental indenture to the Company’s indenture dated July 9, 1997.  The Company also granted the underwriters a 30-day option to purchase up to an additional $18,750,000 aggregate principal amount of the Notes to cover over-allotments, if any.  The Company expects to use the estimated $121.9 million net proceeds before expenses from this offering to reduce amounts outstanding under its revolving credit facility.

The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company’s other outstanding senior unsecured notes issued under that indenture, except that the Company’s Total Unencumbered Assets/Unsecured Debt covenant applicable to the Notes requires it to maintain Total Unencumbered Assets (as defined in the supplemental indenture) of at least 150% of Unsecured Debt (as so defined).

A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED ON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS.  FOR EXAMPLE:

•                                          THIS REPORT STATES THAT THE SETTLEMENT OF THE SALE OF NOTES IS EXPECTED TO OCCUR ON NOVEMBER 25, 2009.  IN FACT, THE SETTLEMENT OF THIS OFFERING IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES OCCUR, THIS OFFERING MAY NOT CLOSE.

•                                          THIS REPORT STATES THAT THE UNDERWRITERS HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL $18,750,000 AGGREGATE PRINCIPAL AMOUNT OF NOTES TO COVER OVER ALLOTMENTS, IF ANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART.  IN FACT, THE COMPANY DOES

NOT KNOW WHETHER THIS OPTION, OR ANY PART OF IT, WILL BE EXERCISED, AND THE UNDERWRITERS MAY NOT DO SO.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of November 18, 2009, between HRPT Properties Trust and the underwriters named therein, pertaining to 7.50% Senior Notes due 2019.

4.1	Form of Supplemental Indenture No. 19 between HRPT Properties Trust and U.S. Bank National Association, including the form of 7.50% Senior Notes due 2019.

5.1	Opinion of Sullivan & Worcester LLP.

5.2	Opinion of Venable LLP.

8.1	Opinion of Sullivan & Worcester LLP re: tax matters.

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

	By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Dated: November 18, 2009